Exhibit 99.1

2026 Shareholders’ Meeting April 23, 2026

1 2025 vs. 2024 Results Net income Net income (in thousands) $ 57,951 $ 41,450 Net income per common share - Diluted 5.67 4.06 Operating Ratios Return on average assets 2.17% 1.68 % Return on average equity 18.07 14.99 Net interest margin 4.52 4.16 Noninterest expense / average assets 1.96 1.98 Efficiency Ratio * 41.48% 45.77 % FY 2025 FY 2024 *The efficiency ratio is a non-GAAP measure, calculated based on the noninterest expense divided by the sum of net interest income plus non interest income, excluding net gains and losses on securities.

2 1 st Quarter Results *The efficiency ratio is a non-GAAP measure, calculated based on the noninterest expense divided by the sum of net interest income plus non interest income, excluding net gains and losses on securities. Net income Net income (in thousands) $ 14,288 $ 15,472 Net income per common share - Diluted 1.40 1.52 Operating Ratios Return on average assets 2.04% 2.20 % Return on average equity 16.38 18.08 Net interest margin 4.53 4.60 Noninterest expense / average assets 2.01 1.89 Efficiency Ratio* 41.77% 39.52% 1Q2026 4Q2025

3 Unity Bank’s Footprint 22 Unity Full-Service Branch Locations New Jersey Bergen County: 1) Emerson, NJ - O 2) Fort Lee, NJ - L Hunterdon County: 3) Clinton, NJ - O 4) Flemington, NJ - O 5) Whitehouse Station, NJ - O Middlesex County: 6) Edison, NJ - O 7) Highland Park, NJ - O 8) Middlesex, NJ - O 9) South Plainfield, NJ - O Morris County: 10) Parsippany, NJ – O 11) Madison, NJ - L Ocean County: 12) Lakewood, NJ - L Somerset County: 13) North Plainfield, NJ - O 14) Somerset, NJ - L 15) Somerville, NJ - O Union County: 16) Linden, NJ - O 17) Scotch Plains, NJ - O 18) Union, NJ - L Warren County: 19) Phillipsburg, NJ - L 20) Washington, NJ - O Pennsylvania Northampton County: 21) Bethlehem, PA - L 22) Forks, PA - L O – Owned L – Leased * *Madison, NJ branch is a new branch, opened in 2025.

4 Loan and Deposit Growth (dollars in thousands, except percentages) Loans Held for Sale $ 9,490 $ 12,163 (22.0) % SBA 34,259 38,309 (10.6) Commercial 1,518,032 1,281,436 18.5 Commercial Construction 147,215 130,193 13.1 Residential Mortgage 677,221 630,927 7.3 Consumer 85,219 76,711 11.1 Residential Construction 73,277 90,918 (19.4) Total Gross Loans $ 2,544,713 $ 2,260,657 12.6 % Noninterest-bearing DDA $ 465,596 $ 440,803 5.6 % Interest-bearing DDA 369,131 321,780 14.7 Savings 535,044 491,175 8.9 Time Deposits 680,087 628,624 8.2 Brokered Deposits 274,203 217,931 25.8 Total Deposits $ 2,324,061 $ 2,100,313 10.7% 2025 2024 % Change 2025 2024 % Change

5 Asset Quality Remains Stable Net Charge-Offs/ Avg Loans (%) 0.06 0.07 0.09 0.07 0.05 2021 2022 2023 2024 2025 Nonaccrual Assets/Total Assets (%) 0.48 0.37 0.74 0.57 1.06 2021 2022 2023 2024 2025 2021 2022 2023 2024 2025 9,686 9,065 19,186 15,046 31,308 Nonaccrual Assets ($000) 2021 2022 2023 2024 2025 984 1,265 2,021 1,473 1,145 Net Charge-Offs ($000)

6 Summary Income Statement (dollars in thousands) 1) Noninterest income includes $5.2M pertaining to one-time Net Security Gains. 2025 2024 Net Interest Income $ 117,033 $ 98,611 18.7 % Provision for Credit Losses 3,941 3,949 (0.2) Noninterest Income (1) 14,779 8,469 74.5 Noninterest Expense 52,359 48,741 7.4 Provision for Income Taxes 17,561 12,940 35.7 Net Income $ 57,951 $ 41,450 39.8 % Diluted Earnings Per Share $ 5.67 $ 4.06 39.7% % Change

7 Net Interest Margin 4.58% 4.92% 6.13% 6.57% 6.71% 4.16% 4.40% 4.06% 4.16% 4.52% 0.45% 0.56% 2.24% 2.65% 2.44% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 2021 2022 2023 2024 2025 Yield on Earning Assets Net Interest Margin Cost of Funds

8 Noninterest Income – Area of Focus (dollars in thousands) Branch fee income $ 1,836 $ 1,391 32.0 % Service and loan fee income 2,712 2,165 25.3 Gain on sale of SBA loans held for sale, net 705 660 6.8 Gain on sale of mortgage loans, net 1,527 1,488 2.6 BOLI income 774 544 42.3 Net security gains (1) 5,596 586 *NM Other income 1,629 1,635 (0.4) Total Noninterest Income $ 14,779 $ 8,469 74.5% 2025 2024 % Change 1) Net Security Gains includes $5.2M pertaining to one-time sales. *NM = Not Meaningful

9 Noninterest Expense (dollars in thousands) Compensation $ 28,080 $ 25,166 % Benefits 4,106 4,583 Processing and communications 4,193 3,473 Occupancy 3,407 3,184 Furniture and equipment 3,224 3,140 Professional services 1,758 1,683 Advertising 1,682 1,611 Loan related expenses 888 1,138 Deposit insurance 1,174 1,100 Director fees 1,293 956 Other expenses 2,554 2,707 Total Noninterest Expense $ 52,359 $ 48,741% 2025 2024 % Change 11.6 20.7 (10.4) 7.0 2.7 4.5 4.4 7.4 (22.0) 6.7 35.3 (5.7)

10 Consistent Book Value Growth $19.80 $22.60 $25.98 $29.48 $34.63 $26.25 $27.33 $29.59 $43.61 $51.72 $- $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 2021 2022 2023 2024 2025 Book Value Per Share Stock Price

11 Unity’s Strategy & Vision Diversified Business Model Experienced & Proven Management Team High Levels of Management & Board Stock Ownership Best In Class Financial Performance Strong Capital Management Practices

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